GREEN CENTURY FUNDS

                        Supplement dated August 30, 2006
                                to the Prospectus
             dated November 18, 2005 as revised on November 28, 2005

THE GREEN CENTURY BALANCED FUND
Effective August 25, 2006, Green Century Capital Management, Inc. (Green Century), the administrator of the Green Century Balanced Fund (the Balanced
Fund), has contractually agreed to reduce its administrative fee such that the Balanced Fund's total annual expenses are limited to 1.38%. For the fiscal year ended July 31, 2005, the Balanced Fund's total annual expenses were 2.38%. A revised fees and expenses table for the Balanced Fund, as shown below, replaces that found on page 6 of the current prospectus.

THE GREEN CENTURY EQUITY FUND
The Green Century Equity Fund (the Green Century Equity Fund or the Equity Fund) invests substantially all of its assets in another mutual fund, the Domini Social Equity Trust (the Domini Trust), formerly named the Domini Social Index Trust. The Domini Trust has notified the Green Century Equity Fund that its Board of Trustees and shareholders have approved changes to the Domini Trust's investment objective and strategy. Beginning November 30, 2006 the Domini Trust will seek to provide its investors with long-term total return through an active investment strategy. This means that the Domini Trust will no longer seek to match the performance of the Domini 400 SocialSM Index (the Domini Index). The Domini Trust has also notified the Green Century Equity Fund that its Board of Trustees and its shareholders have approved a new management agreement that increases the management fee payable by the Domini Trust.

Due to the change in the Domini Trust's investment objective and strategy, the Board of Trustees of the Green Century Funds met on August 3 and August 24, 2006 and approved changes to the structure of the Green Century Equity Fund so that the Equity Fund may continue its existing strategy of investing in a portfolio that seeks to track the Domini Index. As a part of these changes, effective August 3, 2006 Green Century, the Equity Fund's administrator, agreed to lower its fees and reduce the overall expenses of the Fund.

Pending approval by the Green Century Equity Fund's shareholders, effective November 28, 2006 Green Century will become the Equity Fund's Investment Adviser and Mellon Equity Associates, LLP will become the Equity Fund's Investment Subadviser. Also effective November 28, 2006 and pending shareholder approval of the proposed Investment Advisory and Investment Subadvisory Agreements (the Agreements), the Green Century Equity Fund will withdraw its investment from the Domini Trust and directly invest in the securities of the companies included in the Domini Index.

A special meeting of the Equity Fund's shareholders (the Special Meeting) will be held at the offices of Green Century, 114 State Street, Boston, Massachusetts, to consider the approval of the Agreements. Prior to the Special Meeting, a notice of the Special Meeting, a Proxy Statement describing the proposals and other matters, and a proxy card will be mailed to the Equity Fund's shareholders of record.

Effective August 3, 2006, Green Century has contractually agreed to reduce its administrative fee such that the Equity Fund's total annual expenses are reduced from 1.50% to 0.95%. A revised fees and expenses table for the Equity Fund, as shown below, replaces that found on page 6 of the current prospectus. If the Agreements are not approved by shareholders, Green Century may have to propose to the Equity Fund's Board of Trustees an increase to the Equity Fund's administrative fee such that the Equity Fund's total annual expenses may revert to the 1.50% level.

THE GREEN CENTURY FUNDS

                                                                             BALANCED FUND         EQUITY FUND
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load) Imposed on Purchases                             None                  None
Maximum Deferred Sales Charge (Load)                                         None                  None
Maximum Sales Charge (Load) Imposed on Reinvested                            None                  None
     Dividends and Other Distributions
Redemption Fee (1)                                                           2.00%                 2.00%
Exchange Fee                                                                 None                  None



ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                              0.75%                 0.25%
Distribution (12b-1) Fees                                                    0.25%                 None
Other Expenses:
Administrative Fees (2)                                                      0.38%                 0.70%
Other Fees                                                                   None                  None
TOTAL ANNUAL FUND OPERATING EXPENSES                                         1.38%                 0.95%



(1)If you redeem or exchange your shares within 60 days of purchase or acquisition through exchange, you will be charged a redemption fee equal to 2.00% of the net asset value of the shares redeemed or exchanged. However, the redemption fee will not apply to redemptions or exchanges of shares acquired through the reinvestment of dividends or distributions. There is no additional charge to have a check mailed to you. There is a $15 fee to have your check sent to you via overnight delivery. There is a $10 fee to have your redemption proceeds wired to your bank account.

(2) Green Century, the administrator of each Fund, pays the operating expenses of the Funds (excluding interest, taxes, brokerage costs and other capital expenses and any extraordinary expenses). For this and other services, each Fund pays Green Century an Administrative Fee at a rate such that the Equity Fund's total annual expenses are limited to 0.95% of the Equity Fund's average net assets and the Balanced Fund's total annual expenses are limited to 1.38% of the Balanced Fund's average net assets.

Example. This example is intended to help you compare the costs of investing in a Green Century Fund with the cost of investing in other mutual funds. This example assumes that: (1) you invest $10,000 in a Fund; (2) you redeem all of your shares at the end of the periods shown; (3) you earn a 5% return each year; and (4) the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       1 Year    3 Years     5 Years     10 Years

Balanced Fund           $140      $437        $755        $1,657
Equity Fund             $ 97      $303        $525        $1,166

For more information, please call 1-800-93-GREEN.